THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC SHORT-TERM INCOME FUND

                       SUPPLEMENT DATED FEBRUARY 23, 2010
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE FOLLOWING PARAGRAPH IS INSERTED BETWEEN THE FIFTH AND SIXTH PARAGRAPHS IN THE SECTION TITLED "WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?" ON PAGE 1:

The Fund also may employ other options strategies in an attempt to increase the Fund's yield. For example, a "condor" involves a series of options transactions on the same underlying security or index and with the same maturity date, but different strike prices. Condors consist of short call and put options where exposure created by each short position is limited by the purchase of call and put options ("long" options) at strike prices that are further out-of-the-money than the strike prices of the short options. The maximum dollar loss to the Fund from a condor is established at the time the position is added to the Fund. The maximum loss will be the largest of the difference in strike prices for both the long and short calls and the long and short puts. Condors are also constructed to be nearly market neutral at the time the position is added to the Fund, meaning that the Fund seeks the same profit regardless of market conditions. With condors, the Fund intends to short puts and calls at higher option premiums (the price the buyer pays for the options) than the premiums it pays for the long puts and calls. Depending on market movements, the Fund could receive the maximum amount of the credit spread (difference between the short and long option premiums); but if not, the Fund will only sustain a loss to the extent predetermined at the time the position was added to the Fund. The Adviser believes this market neutral strategy will give the Fund the opportunity to profit in a conservative risk controlled fashion.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 ANA-SK-011-0100